UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): January 13, 2005

                           M POWER ENTERTAINMENT INC.
             (Exact name of registrant as specified in its charter)

              Delaware                  000-22057         76-0513297
     (State or other jurisdiction     (Commission       (IRS Employer
          of incorporation)            File Number)   Identification No.)

                   2602 Yorktown Place, Houston, Texas 77056
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (212) 731-2310


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 ))

             ------------------------------------------------------

ITEM  3.03  MATERIAL  MODIFICATION  TO  RIGHTS  OF  SECURITY  HOLDERS.
----------------------------------------------------------------------

On January 20, 2006, the Board of Directors of M Power Entertainment Inc. (the "Company") unanimously agreed by a written consent to action without a meeting, to adopt a Certificate of Designations for the creation of Series D preferred stock ("Series D Preferred Stock").

     The Series D Preferred Stock has a par value of $.001 per share. The Series D Preferred Stock consists of one thousand (1,000) shares, each having no dividend rights, no liquidation preference, and no conversion or redemption

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rights.  However,  the  one  thousand (1,000) shares of Series D Preferred Stock have the right, voting in aggregate, to vote on all shareholder matters equal to fifty-one percent (51%) of the total vote. For example, if there are 10,000,000 shares of the Company's common stock issued and outstanding at the time of a shareholder vote, the holders of Series D Preferred Stock, voting separately as a class, will have the right to vote an aggregate of 10,400,000 shares, out of a total number of 20,400,000 shares voting.

     Additionally, the Company shall not adopt any amendments to the Company's Bylaws, Articles of Incorporation, as amended, make any changes to the Certificate of Designations, or effect any reclassification of the Series D Preferred Stock, without the affirmative vote of at least 66-2/3% of the outstanding shares of Series D Preferred Stock. However, the Company may, by any means authorized by law and without any vote of the holders of shares of Series D Preferred Stock, make technical, corrective, administrative or similar changes to the Certificate of Designations that do not, individually or in the aggregate, adversely affect the rights or preferences of the holders of shares of Series D Preferred Stock.

ITEM  4.02  NON-RELIANCE  ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED
--------------------------------------------------------------------------------
AUDIT  REPORT  OR  COMPLETED  INTERIM  REVIEW.
----------------------------------------------

     On January 13, 2006, the Company's Chief Executive Officer and President, Gary Kimmons determined the Company's acquisitions of Corazong Music Management B.V.; White Canyon, Inc. and Channel Access, Inc.; Alan Howarth, Inc.; and R.S. Entertainment, Inc. (now M Power Releasing, Inc.), originally treated and accounted for as closed were not closed and therefore the financial information related to the acquisitions and the target companies previously included in the Company's March 31, 2005, June 30, 2005 and September 30, 2005 unaudited financial statements, which were included in the Company's 10-QSB filings, which were made with the Commission on June 22, 2005, August 22, 2005 and December 12, 2005, respectively, and that as a result, such filings should no longer be relied upon.

     Based on these findings, we determined restatements would cause certain items in the financial statements in the March 31, 2005 10-QSB, June 30, 2005 10-QSB and the September 30, 2005 10-QSB to be removed and reclassified. The Company estimates that the impact of these restatements will be material. The Company anticipates the restated filings to be completed prior to the filing of our Form 10-KSB for the year ended December 31, 2005.

     The Company's Board of Directors has discussed the non-reliance on the Company's previously issued financial statements with the Company's previous independent accountants, Hansen Barnett & Maxwell, LLC ("HB&M") up to the date the Company's relationship with HB&M ceased (as disclosed in our Form 8-K

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filing,  filed  with  the  Commission on January 18, 2008). The Company has also discussed the non-reliance on the Company's previously issued financial statement with the Company's current independent accountants, Malone & Bailey, PC, Certified Public Accountants.

     The Company's management will also reconsider the Company's previous disclosure regarding the effectiveness and adequacy of the Company's disclosure controls and procedures in connection with the Company's failure to account for the fact that the four acquisitions listed above had not closed as of the date of the Company's filing which included its March 31, 2005, June 30, 2005 and September 30, 2005 financial statements.


ITEM  8.01  OTHER  EVENTS.
--------------------------

                       UPDATE OF PREVIOUSLY DISCLOSED AND
                       NOT YET CLOSED PURCHASE AGREEMENTS

ACQUISITION  OF  CORAZONG  MUSIC  MANAGEMENT  B.V.

     On December 17, 2004, we entered into a purchase agreement with Corazong Music Management B.V. ("Corazong" and the "Corazong Agreement"). Pursuant to the Corazong Agreement, we agreed to pay $1,440,000 worth of our common stock to the Corazong sellers in consideration for 100% of the issued and outstanding common stock of Corazong. Additionally, we agreed to provide Corazong with a line of credit up to $1,200,000 by February 15, 2005, and to provide the Corazong sellers an additional 5,000 (Post Split) shares of our common stock for each month thereafter that the line of credit is not available. To date, we have been unable to provide the line of credit and approximately 55,000 shares of our common stock have been issued to Corazong sellers. As the line of credit has not been provided to the Corazong sellers, the Corazong Agreement has not closed and the Corazong sellers have the right to rescind the transaction. We plan to negotiate an amendment to the Corazong Agreement with the Corazong sellers in the near future to remove the necessity of the line of credit as well as any other contingencies from the Corazong Agreement and allow us to finalize and close the acquisition. Upon closing the transaction, of which there is no assurance, we plan to operate Corazong as a wholly owned subsidiary.

ACQUISITION  AGREEMENT  WITH  WHITE  CANYON,  INC.  AND  CHANNEL  ACCESS,  INC.

     On April 7, 2005, we entered into a Purchase Agreement (the "White Canyon Agreement") with two unrelated individuals (the "White Canyon Sellers"), whereby we were to acquire 100% of the issued and outstanding common stock of White Canyon, Inc. ("White Canyon") and Channel Access, Inc. ("Channel Access"). According to the terms of the White Canyon Agreement, we were to issue the White Canyon Sellers an aggregate of 1,000,000 shares of our restricted Series C Convertible Preferred Stock, each share of which may be converted into four (4) shares of post-split restricted common stock, or redeemed by us at $4.00 per share. Additionally, after our completion of our stock-split, we were to issue to the White Canyon Sellers an additional 100,000 post-split shares of its common stock as further consideration for the acquisitions.

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     Pursuant  to  the  White Canyon Agreement, the Company agreed to redeem any unconverted shares of the Company's Series C Convertible Preferred Stock for $4.00 per share, upon the Company's listing on the American Stock Exchange ("AMEX"), which was to occur no later than September 30, 2005. The White Canyon Agreement also contained a provision whereby the White Canyon Sellers retained the right to rescind the agreement if any of the unconverted shares of Series C Convertible Preferred Stock were not redeemed by September 30, 2005. Pursuant to the White Canyon Agreement, if the White Canyon Sellers rescinded the agreement they were able to keep the 100,000 post split shares of the Company's common stock as liquidated damages.

     No shares of Series C Convertible Preferred Stock were ever issued to the White Canyon Sellers in connection with the White Canyon Agreement, and we were unable to redeem such shares of Series C Convertible Preferred Stock and/or obtain listing on the AMEX prior to September 30, 2005. As a result, on September 30, 2005, the White Canyon Sellers elected to rescind the White Canyon Agreement the shares of White Canyon and Channel Access have been returned by us to the White Canyon Sellers. The White Canyon Sellers retained the 100,000 post split shares of our common stock as liquidated damages in connection with their rescission of the White Canyon Agreement. Neither we nor the White Canyon Sellers have any obligations to each other in connection with the White Canyon Agreement as of the date of this Report.


ACQUISITION  OF  ALAN  HOWARTH,  INC.

     On May 18, 2005, with a closing date of May 19, 2005, our subsidiary M Power Futures, Inc., which we own 82.4% of, entered into a Purchase Agreement with Alan Howarth, Inc. ("Howarth" and the "Howarth Agreement"). Pursuant to the Howarth Agreement, we were to pay $650,000 in cash or shares of our common stock to the sellers of Howarth in consideration for 100% of the issued and outstanding shares of Howarth. Additionally, the Howarth Agreement provided that the sellers may rescind the Howarth Agreement at any time if we failed to have our common stock listed on the American Stock Exchange ("AMEX") within 180 days of the closing of the Howarth Agreement. As our common stock was not, and is not listed on AMEX, Howarth has the right to rescind the transaction and Howarth has not yet become a wholly owned subsidiary of M Power Futures, Inc., as was our original intention at the time of closing. We are currently in negotiations with the Howarth sellers to enter into an amended agreement to remove the requirement that we obtain listing on AMEX from the Howarth Agreement, as well as any other contingencies so that we can close the Howarth transaction.

ACQUISITION  OF  R.S.  ENTERTAINMENT, INC. (NOW KNOWN AS M POWER RELEASING INC.)

     On  March  2,  2005,  we  entered  into  a  Purchase  Agreement  with  R.S.
Entertainment, Inc. ("R.S." and the "R.S. Agreement"), whereby we agreed to purchase 100% of the outstanding shares of R.S. in return for $1,000,000 worth of restricted shares our common stock. Additionally, under the R.S. Agreement, we were to provide R.S. with a line of credit up to $2,500,000, which has not been provided to date, and issue R.S. an additional 10,000 (Post Split) shares of our common stock for each month until the line of credit is granted. To date 100,000 shares of common stock have been issued to R.S. As a result of our inability to provide R.S. with a line of credit in the amount of $2,500,000, and in connection with R.S.'s ability to rescind the R.S. Agreement if the line of credit is not available after 120 days from the closing date, the R.S. Agreement has not closed and the sellers of R.S. have provided us notice of their desire to rescind the R.S. Agreement. As a result of this rescission we have received and are cancelling the 132,276 shares of Series B Preferred Stock issued to the R.S. shareholders to date in connection with the R.S. Agreement and not having any affiliation with R.S. moving forward. Additionally, we previously advanced R.S. $50,000 in connection with the line of credit, which funds we anticipate being repaid in connection with rescinding the R.S. Agreement.

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS.

Exhibit       Description
---------     ---------------
3.1*          Certificate  of  Designations  of  Series  D  Preferred  Stock

*  Attached  hereto.

                          SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                M POWER ENTERTAINMENT INC.



Date:  January 25, 2006         By /s/ Gary F. Kimmons
                                   -------------------------------------
                                   Gary F. Kimmons
                                   President and Chief Executive Officer

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